SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2001

                             HOME FINANCIAL BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-28510                                                               35-1975585
(Commission File Number)                       (IRS Employer Identification No.)

                             279 East Morgan Street
                             Spencer, Indiana 47460
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 829-2095


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Item 5.           Other Events.

         Pursuant to General Instruction F, the press release issued March 7, 2001, concerning the Corporation's repurchase of 338,650 shares is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  99       Press Release, dated March 7, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     /s/ Kurt D. Rosenberger
                                     -------------------------------------------
                                     Kurt D. Rosenberger
                                     Vice President and Chief Financial Officer

Dated: March 7, 2001



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